SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2003

WARWICK COMMUNITY BANCORP, INC. (Exact name of Registrant as specified in its Charter)

Delaware State or other jurisdiction of incorporation)	000-23293 (Commission File No.)	06-1497903 (IRS Employer Identification Number)

18 Oakland Avenue, Warwick, New York 10990-0591 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (845) 986-2206

N/A (Former name or former address, if changed since last Report)
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ITEM 7. Financial Statements and Exhibits

         (c) Exhibits:

                     99.1 Press Release dated July 25, 2003.

                     99.2 Press Release dated July 25, 2003.

ITEM 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

              On July 25, 2003, the Registrant issued its earnings release for the quarterly period ended June 30, 2003. The Registrant also released a statement that its Chairman and Chief Executive Officer will be speaking at an investor conference on July 30, 2003. The releases are attached to this report as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

              This information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WARWICK COMMUNITY BANCORP, INC.

Date: July 25, 2003	By: /s/ Fred G. Kowal
Fred G. Kowal
Chairman and Chief Executive Officer
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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 25, 2003

99.2	Press Release dated July 25, 2003